A Domestic Onshore Oil Company EnerJex Resources, Inc. (Stock Symbol: ENRJ) Investor Presentation -August 2012

2 SUMMARY: The material presented is a presentation of general background information about EnerJex Resources, Inc. (“ENRJ”) as of the date of this document. This information is in summary form and does not purport to be complete. This document (and/or attachments to this document) is not intended to be relied upon as advice to existing or potential investors. FORWARD-LOOKING STATEMENTS: This document (including the financial projections and any subs equent questions and answers) contains statements that are forward -looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such for ward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environment of ENRJ that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. RESERVE AND RESOURCE DISCLOSURE: Securities and Exchange Commission (“SEC”) rules prohibit a publicly-reporting oil and gas company from including oil and gas resource estimates in its filings with the SEC, except proved, probable and possible reserves that meet the SEC’s definition of such terms. Estimates of non -proved and non-probable reserves included herein are not based on SEC definitions and guidelines and may not meet spe cific definitions of reserves or resource categories within the meaning of the SPE/SPEE/WPC Petroleum Resource Management System. NO REPRESENTATIONS: The information in this document (and/or attachments to this do cument) is current as of the date indicated. That information is not complete, and the performanc e projections included herein have not been audited. These presentation materials do not contain certain material informati on concerning ENRJ, including important disclosures and risk factors associated with making an investment in ENRJ, and are su bject to revision at any time. ENRJ does not undertake any obligated to inform you of any changes in circumstances that may affect, in the future, the accuracy of the information set forth herein. Although ENRJ believes that the expectations and assumpt ions reflected in this document and the forward -looking statements are reasonable based upon information currently available to ENRJ, and their respective principals, employees, agents and authorized representatives, none of ENRJ, or their respectiv e principals, employees, agents or authorized representatives makes any warranty or representation, whether express or implied, or assumes any legal liability for the accuracy, completeness or usefulness of any information disclosed. ENRJ nor any of its respective principals, employees, agents or authorized representatives accepts any responsibility or liability whatsoev er caused by any action taken in reliance upon this document and/or its attachments. Disclaimer / Forward Looking Statements

▪Company Overview ▪Company Transformation ▪Management Team

4 Company Overview EnerJex Resources, Inc. (“ENRJ”) is a domestic onshore oil company with producing assets located in Eastern Kansas and South Texas. ▪Oil represents 100% of production and reserves. ▪>1,000 low-risk shallow oil drilling opportunities on existing properties. ▪100% success rate drilling and completing 54 new oil developmentwells during 2011 and 70 new oil development wells year-to-date through July 2012. Corporate Profile Asset Profile Headquarters San Antonio, TX Oil Production (1) 335 Barrels Per Day Stock Price (1) $0.68 Proved Oil Reserves 2.71 Million Barrels Market Capitalization (1) $47.4 Million Probable Oil Reserves 1.31 Million Barrels Net Debt (2) $3.1 Million Proved PV-10 Value (2) $53.2 Million Insider Ownership (2) 68% Probable PV-10 Value (2) $19.2 Million (1) Net to ENRJ working interest. (2) Net present value of future pre-tax cash flow discounted at 10% per annum. Location of ENRJ AssetsPictures of ENRJ Oil Operations (1) As of August 10, 2012. (2) As of June 30, 2012.

ENRJ’s entire board of directors and management team were reconstituted at the end of 2010. ▪ New management has accomplished a tremendous amount in a very short time period and executed on numerous key operating and financing objectives, setting the stage for an exciting future. 5 Company Transformation ▪ Added a new focus area in South Texas through acquisition. ▪ More than doubled exposure to core Kansas oil plays. ▪ Completed 121 oil producing wells in Kansas. ▪ Completed 103 secondary recovery (injection) wells in Kansas. ▪ Completed 3 high-impact oil wells in Texas. ▪ Significantly increased oil production and reserves. ▪ Meaningfully reduced operating cost structure. ▪ Converted $2.7 million of debt into equity at $0.80 per share. ▪ Raised $8.5 million through the issuance of common stock. ▪ Opportunistically repurchased 3.75 million shares of stock. ▪ Closed new $50 million senior credit facility. ▪ Closed general partnership with $5 million carried interest. »Funding accelerated in 2012. ▪ Sold $5.5 million of non-core assets. Financing Operations THE TRANSFORMATION IS COMPLETE. ENERJEX IS APPROPRIATELY CAPITALIZED WITH A CONSERVATIVE BALANCE SHEET.

Robert Watson Jr. (Chief Executive Officer / Director) ▪ Co-founder and former CEO of Black Sable Energy, a private oil exploration and production company focused on South Texas that was subsequently sold to ENRJ. ▪ Former President of Centerra Energy Partners, a private oil and gas partnership focused on South Texas. ▪ Senior Associate at American Capital, Ltd. (NASDAQ: ACAS), a publicly traded middle-market private equity firm and global asset manager with $68 billion in assets under management. »Executed 7 transactions in excess of $150 million in invested capital, and actively participated in the daily management of 12 portfolio companies. ▪ Member of Investment Banking Team in the Energy Group at CIBC World Markets. ▪ Graduate of Southern Methodist University with a Bachelor of Arts degree in Finance. Atticus Lowe, CFA (SVP of Corporate Development / Director) ▪ Chief Investment Officer of West Coast Asset Management, Inc. »Invested more than $200 million in the oil and gas exploration and production industry on behalf of principals and clients during the past 10 years. ▪ Director and Chairman of Audit Committee for Black Raven Energy,Inc., a private oil and natural gas exploration and production company with approximately 200,000 net acres leased in the DJ Basin. ▪ Graduate of Westmont College with a Bachelor of Arts degree in Economics and Business. 6 Management Team

James Miller (Director) ▪ Former Executive at Utilicorp United, subsequently renamed Aquila, Inc. (NYSE:ILA) between 1989 and 2002. »CEO of business unit responsible for electricity generation and electric and natural gas transmission and distribution businesses serving 1.3 million customers. »Merged with Great Plains Energy (NYSE: GXP) in 2007 through a series of transactions valued at $2.6 billion, including the sale of natural gas properties and other assets toBlack Hills Corp. (NYSE: BKH) for $940 million. ▪ Former President of Michigan Gas Utilities between 1983 and 1989, which was later acquired by Utilicorp United. ▪ Graduate of the University of Wisconsin with a Bachelor of Sciences degree in Electrical Engineering and a Master of Business Administration degree in Management. Lance Helfert (Director) ▪ Founder and President of West Coast Asset Management, Inc. »Multi-strategy asset manager with a focus on concentrated opportunistic investments. »Registered Investment Advisor with approximately $200 million inassets under management. ▪ Former Portfolio Manager at Wilshire Associates »Responsible for $1 Billion portfolio of small-mid cap investments. ▪ Graduate of Pepperdine University with a Bachelor of Sciences degree in Business Administration. 7 Management Team (Continued)

▪Overview of Oil Portfolio ▪Summary of Oil Reserves ▪Kansas –Mississippian Project ▪Kansas –Rantoul Project ▪Texas –El Toro Project ▪Key Metrics

9 Overview of Oil Portfolio Project Name Location Gross Acres (1) Gross Barrels of Oil Per Day Working Interest Net Barrels of Oil Per Day (2) Formation Depth (Feet) Recovery Method (3) Mississippian Project Southeast Kansas 4,260 150 90% 135 1,700 Primary/Secondary Rantoul Project Eastern Kansas 6,200 210 73% 160 600 Primary/Secondary El Toro Project (4) South Texas 4,620 60 46% 25 4,500 Primary Other Kansas + Texas 3,050 20 98% 15 600 -4,200 Primary/Secondary Total Kansas + Texas 18,130 440 76% 335 600 -4,500 Primary/Secondary (1) Mississippian Project includes 1,280 acres that ENRJ has the option to acquire at minimal cost upon achieving certain drilling milestones. (2) Net to ENRJ’s working interest share of gross production, which differs fromits average working interest in gross acres leased. (3) Primary recovery is the process of producing oil that flows naturally to the bottom of a well due to gravity and natural pressure. Secondary recovery, also known as waterflooding, is a process in which water is injected into an oil reservoir through injection wells in order to increase or maintain reservoirpressure and drive oil to the nearby producing wells. (4) Production from the El Toro Project is expected to increase following workover activities. EnerJex is focused on the acquisition and development of shallow oil properties with the following characteristics: ▪ Low production decline rates. ▪ Abundant low-risk drilling opportunities. ▪ Multi-pay serendipity potential. 2Q 2012 PRODUCTION INCREASED 86% YEAR-OVER-YEAR ADJUSTED FOR ASSET SALES.

10 Summary of Oil Reserves ENRJ Reserves as of December 31, 2011 (1) Reserve Category Proved Developed Proved Undeveloped Total Proved Probable Grand Total Net Barrels 643,100 2,071,050 2,714,150 1,311,520 4,025,670 Development Expenses $0 $12,767,530 $12,767,530 $11,378,400 $24,145,930 Revenue $57,666,880 $184,716,960 $242,383,840 $118,044,920 $360,428,760 Operating Expenses $27,414,120 $65,959,290 $93,373,420 $38,677,990 $132,051,410 Net Cash Flow $30,252,770 $118,757,650 $149,010,420 $73,028,700 $222,039,120 PV-10 Value (2) $16,732,630 $36,516,400 $53,249,030 $19,196,170 $72,445,200 (1) Prepared by Miller & Lents, Ltd. Proved reserves are based on an average oil price of $89.30/barrel and probable reserves are based on an average oil price of $90.01/barrel. (2) Net present value of future pre-tax cash flow discounted at 10% per annum. ENERJEX IS FOCUSED ON ADDING NEW PROVED RESERVES AND DEVELOPING ITS EXTENSIVE ASSET BASE.

11 Mississippian Project Project Profile Asset Profile Location (County) Woodson, KS More than 1 billion barrels of oil have been produced from the Mississippian formation in Kansas, and it currently accounts for ~40% of the state ’s 40 million barrels of annual oil production (4) . This project has the potential to produce 1,000 barrels of oil per day. Gross Acres 4,260 Working Interest 90% Producing Formation Mississippian Formation Depth 1,700 Feet Cumulative Oil Production 5.3 Million Barrels Upside Potential: ▪ ~500 drilling locations not included in reserve report (2) . ▪ Numerous additional prospective oil zones. ▪ Higher recovery % of oil in place. ▪ 6.7 million barrels of additional net reserve potential (5) . Current Oil Production 150 Barrels / Day Proved Oil Reserves 2,057,460 Barrels % Developed 18% PV-10 Value $37,580,450 Proved Drilling Locations (1) 73 Additional Drilling Locations (2) ~500 Completed Well Cost $85,000 Internal Rate of Return (IRR) (3) 55% (1) Undeveloped producer wells included in proved reserve report. (2) Additional potential undeveloped producer wells identified by ENRJ. (3) Based on proved undeveloped reserves and a net oil price of $89.30. (4) According to the Kansas Geological Society. (5) See page 18. Gas Oil Shallow Gas Oil & Gas Gas Storage Oil & Gas Fields in Kansas Woodson County Oil & Gas Fields

12 Rantoul Project Franklin / Miami County Oil & Gas Fields Gas Oil Shallow Gas Oil & Gas Gas Storage Oil & Gas Fields in Kansas Project Profile Asset Profile Location (Counties) Franklin/Miami, KS The Rantoul Project is located in the prolific Paola Rantoul Field, which has produced 30 million barrels of oil and currently produces more than 600 barrels of oil per day (4) . ENRJ has increased its production in this project from 30 to 210 barrels of oil per day during the past 20 months. Gross Acres 6,200 Working Interest 73% Producing Formation Squirrel Formation Depth 600 Feet Cumulative Oil Production 570,000 Barrels Upside Potential: ▪ >500 drilling locations not included in reserve report (2) . ▪ Numerous additional prospective oil zones. ▪ Higher recovery % of oil in place. ▪ 3.4 million barrels of additional net reserve potential (5) . Current Oil Production 210 Barrels / Day Proved Oil Reserves 594,560 Barrels % Developed 35% PV-10 Value $13,783,880 Proved Drilling Locations (1) 82 Additional Drilling Locations (2) >500 Completed Well Cost $30,000 Internal Rate of Return (IRR) (3) 35% (1) Undeveloped producer wells included in proved reserve report. (2) Additional potential undeveloped producer wells identified by ENRJ. (3) Based on proved undeveloped reserves and a net oil price of $89.30. (4) According to the Kansas Geological Society. (5) See page 18.

13 El Toro Project Project Profile Asset Profile Location (Counties) Atascosa/Frio, TX More than 100 million barrels of oil have been produced from the Olmos formation in the surrounding area (4) . ENRJ has completed 12 oil wells spanning 8 miles with consistent petrophysical results but varying production, possibly due to completion designs. Gross Acres 4,620 Working Interest 46% Producing Formation Olmos Formation Depth 4,500 Feet Cumulative Oil Production 45,846 Barrels Upside Potential: ▪ ~200 drilling locations not included in reserve report (3) . ▪ Prospective for horizontal drilling. ▪ Higher recovery % of oil in place. ▪ 4 million barrels of additional net reserve potential (5) . Current Oil Production (1) 60 Barrels / Day Proved Oil Reserves 38,590 Barrels % Developed 100% PV-10 Value $1,547,840 Oil Producing Wells 7 Proved Drilling Locations (2) 0 Additional Drilling Locations (3) ~200 (1) Production is expected to increase following workover activities. (2) Undeveloped producer wells included in proved reserve report. (3) Additional potential undeveloped producer wells identified by ENRJ. (4) According to Petroleum Information and Drilling Info. (5) See page 18. El Toro Project Area Oil Fields (Frio & Atascosa Counties) Oil Fields Oil & Gas Fields in Texas

El Toro Project Map 39 Million Barrels 52 Billion Cubic Feet 10 Million Barrels EL TORO PROJECT AREA Vintage Wells ENRJ Wells 51 Million Barrels 7 Million Barrels ADJACENT OIL & GAS FIELDS >100 MILLION BARRELS OF OIL PRODUCED FROM THE OLMOS FORMATION SINCE 1950 ▪ Multi-million barrel potential. ▪ Acreage was neglected due to low reservoir permeability. ▪ Artificial fracture stimulation unlocks resource. ▪ First 2 wells drilled by ENRJ produced ~100% more oil during the first 12 months than the best well in the adjacent field which has produced 10 million barrels. ▪ Service constraints due to Eagle Ford shale frenzy. 14

ENRJ management continues to execute on its business strategy toincrease per-share value by rapidly increasing oil production and reserves in an accretive manner for shareholders. 15 Key Metrics Following Company Transformation Proved Reserves (Millions of Barrels) Quarterly Oil Production (Barrels) Existing Properties (Excluding Asset Sales) Quarterly Oil Revenue (Millions) Existing Properties (Excluding Asset Sales) Proved PV-10 Value (Millions)

▪Publicly Traded Comparables ▪Upside Reserve Potential ▪Capitalization / Ownership Table ▪Project Financing –Rantoul Partners ▪Senior Credit Facility ▪Corporate Objectives

17 Publicly Traded Comparables (1) Peers include all publicly traded U.S. based oil and natural gasexploration and production companies with an enterprise value of $25-$250 million that have disclosed PV-10 value and reported proved reserves as of 12/31/11 with a majority consisting of oil located in the U.S. Companies that fit this criteria are American Standard Energy Corp. (OTCBB:ASEN), Cross Border Resources, Inc. (OTCBB:XBOR), Recovery Energy, Inc. (NasdaqGM:RECV), Tengasco, Inc. (AMEX:TGC), and Voyager Oil & Gas, Inc. (2) PV-10 value represents the net present value of future pre-tax cash flow discounted at 10% per annum. (3) BOE represents proved reserves on a barrel of oil equivalent (BOE) basis in which natural gas is converted into oil at a ratio of 6 thousand cubic feet (mcf) per 1 barrel of oil. (4) Proved reserves include natural gas on a BOE basis. ENRJ provides leverage to oil and a steep valuation discount to its peers (1) based on proved reserve multiples. ▪Trading at 0.96x proved PV-10 value versus peer average of 1.61x. ▪Trading at $18.8 per proved barrel of oil equivalent (3) versus peer average of $40.2. ▪ENRJ is the only pure-play oil company among its peers. Source: Capital IQ as of August 8, 2012 and SEC Filings Enterprise Value / Proved PV-10 Value (2) Enterprise Value / Proved BOE (3) Oil % of Proved Reserves (4)

18 Upside Reserve Potential ENRJ has the potential to significantly increase the proved reserves from its existing properties. ▪520% upside potential from current proved barrels of oil reserves. ▪Measurable analogue production history from adjacent or contiguous vintage leases. ▪Substantial amount of well control on undeveloped acreage supports estimated productive acres in Mississippian and Rantoul projects. ▪37% of prospective Mississippian Project acreage (subject to option exercise) was not evaluated in ENRJ’s December 31, 2011 reserve report. (1) The number of estimated productive acres are based on a significant amount existing well control. (2) The number of estimated productive acres are based on 100% of de veloped acreage and approximately 50% of undeveloped acreage. A significant amount of well control existson the undeveloped acreage. (3) The El Toro Project has been sparsely drilled and production res ults from the 12 oil wells completed to date have been inconsistent despite similar results comparing petrophysical dat a taken from cores and logs. In addition, ENRJ faces significant lease expirations in this project, although it expects to maintain at least the acreage it deems most prospective near its existing producing wells. For these reasons, the potential reserves associated with the El Toro project are deemed riskier by ENRJ as compared to the Mississippian and Rantoul projects. Project Mississippian (1) Rantoul (2) El Toro (3) Total Estimated Productive Acres 3,500 3,660 4,620 10,213 Analogue Cum Recovery/Acre (Bbl) 5,000 2,000 2,500 3,087 Ultimate Recovery (Bbl) 17,500,000 7,320,000 11,550,000 36,370,000 Cumulative Production (Bbl) 5,300,000 570,000 45,846 5,915,846 Remaining Recovery (Bbl) 12,200,000 6,750,000 11,504,154 30,454,154 Net Remaining Recovery (Bbl) 8,784,000 4,040,550 4,049,462 16,874,012 Current Proved Reserves (Bbl) 2,057,460 594,560 38,590 2,690,610 Potential Additional Reserves (Bbl) 6,726,540 3,445,990 4,010,872 14,183,402 Total Net Reserve Potential (Bbl) 8,784,000 4,040,550 4,049,462 16,874,012 ENRJ (Millions of Barrels of Oil)

19 Capitalization / Ownership Table The management team has significant ownership in ENRJ. ▪Alignment of interests with shareholders. ▪Strong financial background. ▪Deep understanding of value creation. Ownership Table -June 30, 2012 Description # of shares % shares Outstanding # of beneficial shares % beneficial shares outstanding Officers / Directors / >5% Shareholders Montecito Venture Partners, LLC 20,620,540 29.6% 25,400,000 32.5% West Coast Opportunity Fund, LLC 11,812,103 17.0% 11,812,103 15.1% Enutroff, LLC (Including Affiliates) 4,932,355 7.1% 4,932,355 6.3% Robert G. Watson Jr. (CEO) 4,000,000 5.7% 4,900,000 6.3% Coal Creek Energy, LLC (Including Affiliates) 3,944,648 5.7% 3,944,648 5.0% James G. Miller (Director) 2,123,871 3.0% 2,123,871 2.7% TOTAL Officers / Directors / >5% Shareholders 47,433,517 68.1% 53,112,977 68.0% Public Float 22,211,762 31.9% 25,050,092 32.0% Total Common Shares Outstanding 69,645,279 100.0% 78,163,069 100.0% Capitalization Table -June 30, 2012 Description # Outstanding Weighted Avg. Price Total Common Shares Outstanding 69,545,279 NA Options 900,000 $0.40 Warrants (1) 2,838,330 $0.90 Series A Preferred Shares (2) 4,779,460 $1.00 Total Fully Diluted Shares Outstanding 78,163,069 NA (1) Warrants expire September 30, 2012. (2) Series A Preferred Stock will convert into 4,770,460 common shares once cumulative distributions reach $4,779,460. Preferred distributions are paid quarterly from one-third of ENRJ’s adjusted operating cash flow.

Rantoul Partners is a General Partnership that was formed in December 2011 to fund the development of ENRJ’s Rantoul Project. ▪Capital has funded approximately 75 new oil production wells and70 new secondary recovery (water injection) wells through July 31, 2012 with a 100% success rate. ▪Remainder of capital is expected to fund numerous additional wells in 2012. Project Financing -Rantoul Partners 20 Investors Contribute $5 Million Cash in Tranches for 25% Ownership ENRJ Contributes Rantoul Project Assets Valued at $15 Million for 75% Ownership RANTOUL PARTNERS Proceeds Fund >150 New Wells Investors Allocated Tax Benefits EnerJex Increases Production and Reserve Value Without Share Dilution Rantoul Project oil production has increased 600% since January 2011

ENRJ has secured a $50 million credit facility with Texas Capital Bank. ▪$4.9 million drawn as of June 30, 2012 compared to $6.1 million as of year-end 2010. ▪Borrowing base increases as oil production and proved reserves increase. ▪ENRJ is paying a 4.0% current interest rate. ▪Hedges provide downside protection. 21 Senior Credit Facility $50 Million Senior Secured Line of Credit -Working Capital -Drilling -Acquisitions Crude Oil Hedges Period Monthly Volumes Avg. Price Per Barrel Aug 12 –Dec 12 5,600 $82.39 Jan 13 –Dec 13 4,900 $80.00 Jan 14 –Dec 14 4,450 $80.26 Jan 15 –Dec 15 4,000 $81.96

22 Corporate Objectives ▪ Increase Kansas production to 1,000+ barrels of oil per day through development of existing drilling inventory. ▪ Significantly increase oil reserves attributed to existing properties. ▪ Continue exploring and developing Texas assets. ▪ Implement a proactive investor outreach campaign to increase company exposure and improve stock trading volume. ▪ List stock on NYSE AMEX or NASDAQ. MANAGEMENT IS 100% FOCUSED ON CREATING PER-SHARE VALUE FOR STOCKHOLDERS

Corporate Website: www.enerjex.com Corporate Headquarters: 4040 Broadway Street, Suite 305 San Antonio, TX 78209 Chief Executive Officer: Robert Watson, Jr. (210) 451-5545 Investor Relations: Jack Zedlitz & Daniel Vernon (405) 230-1135 A Domestic Onshore Oil Company